EXHIBIT 10.14


                             ST. JUDE MEDICAL, INC.
                                2002 STOCK PLAN,
                                   AS AMENDED


         SECTION 1. General Purpose of Plan; Definitions.

         The name of this plan is the St. Jude Medical, Inc. 2002 Stock Plan (the "Plan"). The purpose of the Plan is to enable the Company and its Subsidiaries to retain and attract executives and other key employees, non-employee directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         a. "Board" means the Board of Directors of the Company as it may be comprised from time to time.

         b. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, willful misconduct, dishonesty or intentional violation of a statute, rule or regulation, any of which, in the judgment of the Company, is harmful to the business or reputation of the Company.

         c. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

         d. "Committee" means a committee of Directors appointed by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Stock Options granted under the Plan to qualify under Section 162(m) and Rule 16b-3, and each member of the Committee shall be a Non-Employee Director and an Outside Director, who shall serve at the pleasure of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

         e. "Company" means St. Jude Medical, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

         f. "Consultant" means any person, including an advisor, engaged by the Company, the Parent Corporation or a Subsidiary of the Company to render services and who is compensated for such services and who is not an employee of the Company, the Parent Corporation or any Subsidiary of the Company. A Non-Employee Director may serve as a Consultant.

         g. "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case that an Employee becomes a Consultant or a Consultant becomes an Employee, in either case without other interruption or termination of service, or in the case of sick leave, military leave, or any other


                                      -1-
                                                                     Amendment A
leave of absence approved by the Administrator, provided that such leave of absence is for a period of 90 days or less, unless reemployment after such leave of absence is guaranteed by contract or statute.

         h. "Director" shall mean a member of the Board.

         i. "Disability" means permanent and total disability as determined by the Committee.

         j. "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

         k. "Fair Market Value" of Stock on any given date shall be determined by the Committee as follows: (i) if the Stock is listed for trading, on the New York Stock Exchange or one of more other national securities exchanges, the last reported sales price on the New York Stock Exchange or such principal exchange on the date in question, or if such Stock shall not have been traded on such principal exchange on such date, the last reported sales price on the New York Stock Exchange or such principal exchange on the first day prior thereto on which such Stock was so traded; or (ii) if (i) is not applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

         l. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         m. "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3.

         n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option" or an Incentive Stock Option that ceases to so qualify due to an amendment to such Stock Option.

         o. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

         p. "Outside Director" means a Director who: (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a Director, except as otherwise permitted under Code
Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         q. "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than


                                      -2-
                                                                     Amendment A
the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         r. "Retirement" means Normal Retirement or Early Retirement.

         s. "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule or regulation.

         t. "Stock" means the Common Stock of the Company.

         u. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         v. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         SECTION 2. Administration.

         a. Power and Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have the power and authority to grant to eligible persons, pursuant to the terms of the Plan, Incentive Stock Options and Non-Qualified Stock Options. In particular, the Committee shall have the authority:

                  (i) to select the officers and other key employees of the Company and its Subsidiaries and other eligible persons to whom Stock Options may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Incentive Stock Options or Non-Qualified Stock Options, or a combination of each, are to be granted hereunder;

                  (iii) to determine the number of shares to be covered by each such award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option and/or the shares of Stock relating thereto); provided, however, that in the event of a merger or asset sale, the applicable provisions of Sections 5(c) of the Plan shall govern the acceleration of the vesting of any Stock Option;

                  (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant; and

                  (vi) to designate special terms and conditions under which Stock Options may be granted to eligible participants who work or reside outside of the United States on


                                      -3-
                                                                     Amendment A
         behalf of the Company or any Subsidiary or Parent Corporation, which terms and conditions may vary by jurisdiction but may not change the maximum number of shares of Stock for which Stock Options may be granted pursuant to Section 3 or the eligibility rules in Section 4.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and otherwise to supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         The Company expects to have the Plan administered in accordance with requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

         b. Delegation. The Committee may delegate to the president and/or chief executive officer of the Company its powers and duties specified in clauses (i),
(ii), (iii), (iv), (v) and (vi) of Section 2(a), subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or Directors of the Company or any Parent Corporation or Subsidiary who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

         c. Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

         SECTION 3. Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 6,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares. If any shares of Stock that have been optioned are not purchased or are forfeited, or if a Stock Option otherwise terminates without delivery of any shares of Stock, then such shares shall again be available for distribution in connection with future awards under the Plan. Notwithstanding the foregoing, the number of shares of Stock available for granting Incentive Stock Options under the Plan shall not exceed 6,000,000, subject to adjustment as provided in the Plan and subject to the provisions of
Section 422 or 424 of the Code or any successor provision.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, other change in corporate structure affecting the Stock, spin-off, split-up, or other distribution of assets to shareholders, or other similar corporate transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then an appropriate adjustment


                                      -4-
                                                                     Amendment A
automatically shall be made in the maximum numbers and kind of securities to be purchased under the Plan with a corresponding adjustment in the purchase price to be paid therefor; provided that the number of shares of Stock subject to any award always shall be a whole number.

         SECTION 4. Eligibility.

         Officers, other key employees of the Company or any Parent Corporation or Subsidiary, members of the Board, and Consultants who are responsible for or contribute to the management, growth and profitability of the business of the Company or any Parent Corporation or Subsidiary are eligible to be granted Stock Options under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares of Stock covered by each award.

         Notwithstanding the foregoing, in accordance with Section 162(m) of the Code, no person shall receive grants of Stock Options under this Plan which exceed 500,000 shares during any fiscal year of the Company.

         SECTION 5. Stock Options.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant any participant Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided that the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         a. Consideration for Awards. Awards of Stock Options under the Plan may be granted for no cash consideration or for such other consideration as may be determined by the Committee or required by applicable law.


                                      -5-
                                                                     Amendment A

         b. Option Exercise Price. The price per share of Stock purchasable under a Stock Option shall be no less than 100% of Fair Market Value on the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option exercise price shall be no less than 110% of Fair Market Value of the Stock on the date the option is granted. The Committee may not reprice options without shareholder approval.

         c. Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than eight years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         d. Time and Method of Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including cash, shares of Stock, promissory notes, other securities or other property, or any combination thereof, but not including Stock Options, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

         e. When Options Are Transferable. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Non-Qualified Stock Options may be transferred by gift, without consideration, by the optionee under a written instrument acceptable to the Committee, to a member of the optionee's family, as defined in Section 267 of the Code, or to a trust or similar entity whose sole beneficiaries are the optionee and/or members of the optionee's family; provided, however, that such transfer and the exercise thereof shall not violate any federal or state securities laws. Upon the transfer, the donee shall have all rights of the optionee and shall be subject to all the terms and conditions imposed on such Stock Options.

         f. Termination by Death. If an optionee's employment by or service as a Director to the Company or any Parent Corporation or Subsidiary terminates by reason of death, any Stock Option held by such optionee at the time of death may thereafter be exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, but may not be exercised after 12 months from the date of such death or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment or service as a Director by reason of death, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.


                                      -6-
                                                                     Amendment A

         g. Termination by Reason of Disability. If an optionee's employment by or service as a Director to the Company or any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability, but may not be exercised after 12 months from the date of such termination of employment or service as a Director or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment or service as a Director by reason of Disability, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         h. Termination by Reason of Retirement. If an optionee's employment by the Company or any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Retirement, but may not be exercised after 36 months from the date of such termination of employment or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         i. Other Termination. If an optionee's Continuous Status as an Employee or Consultant terminates (other than upon the optionee's death, Disability or Retirement), any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after (i) 90 days after such termination or (ii) the expiration of the stated term of the option, whichever period is shorter. Notwithstanding the foregoing, if a Non-Employee Director's service to the Company terminates (other than upon such Non-Employee Director's death or Disability), whether or not such service to the Company was provided as a Consultant or a Director, any Stock Option held by such Non-Employee Director may thereafter be exercised to the extent it was exercisable at the time of such termination. In the event of termination of an optionee's employment or service as a Director by reason other than death, Disability or Retirement and if, pursuant to its terms, any Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option. In the event an optionee's employment with or service as a Director to the Company is terminated for Cause, all unexercised Options granted to such optionee shall terminate immediately.

         j. Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.


                                      -7-
                                                                     Amendment A

         k. Grants of Stock Options to Non-Employee Directors.

                  (i) Each Non-Employee Director who, on or after May 1, 2002 is(A) elected, re-elected or serving an unexpired term as a Director of the Company at any annual meeting of holders of the Stock; or (B) elected as a Director of the Company at any special meeting of holders of Stock, shall, as of the date of such election, re-election or annual or special meeting, automatically be granted a Stock Option to purchase 4,000 shares of Stock at an exercise price per share equal to 100% of the Fair Market Value of the Stock on such date. In the case of a special meeting, the action of the holders of shares in electing a Non-Employee Director shall constitute the granting of the Stock Option to such Director and, in the case of an annual meeting, the action of the holders of shares in electing or re-electing a Non-Employee Director shall constitute the granting of the Stock Option to such Director and to any other Non-Employee Director who shall be designated as serving an unexpired term as a Director of the Company in the notice or proxy materials for the meeting; and the date when the holders of shares shall take such action shall be the date of grant of the Stock Option.

                  (ii) Each Non-Employee Director who, on or after May 1, 2002, is appointed as a Director of the Company at any time other than at an annual or special meeting of holders of the Stock shall, as of the date of such appointment, automatically be granted a Stock Option to purchase a pro rata number of shares of Stock, which number shall be calculated by dividing 4,000 by the number of months that shall occur from the date of such Non-Employee Director's appointment to the date of the next annual or special meeting of the holders of the Stock. For purposes of this clause (ii), the number of months counted towards such pro rata grant shall include the calendar month during which the Non-Employee Director is appointed as a Director, irrespective of the actual date of appointment, but shall not include the month during which the next annual or special meeting is held, irrespective of the actual date of such meeting.

                  (iii) All Stock Options granted pursuant to this Section 5(k) shall be designated as Non-Qualified Stock Options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to officers and key employees of the Company, except that (A) the term of each such option shall be equal to eight years, which term, notwithstanding the provisions in
         Section 5(i), shall not expire upon the termination of service as a Director; and (B) the Stock Option shall become exercisable beginning six months after the date the option is granted. Upon termination of such Director's service as a Director of the Company, the unvested portion of any and all Stock Options then held by such Director shall not thereafter be exercisable. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Stock Options granted pursuant to this Section 5(k). Stock Options issued under this Section 5(k) shall be in lieu of and in substitution for any new awards of Stock Options that otherwise would be granted under the terms of the St. Jude Medical, Inc. 2000 Stock Option Plan or any prior stock option plan of the Company from and after May 1, 2002. Nothing herein shall limit the right of the Board to issue Stock Options to any Non-Employee Director under the terms of this Plan in addition to those provided for under this Section 5(k), provided that no Non-Employee Director shall


                                      -8-
                                                                     Amendment A
         be granted Stock Options under this Plan, including the Options awarded under this Section 5(k), in excess of 7,500 shares in any calendar year.

         SECTION 6. Transfer, Leave of Absence, etc.

         For purposes of this Plan, the following events shall not be deemed a termination of employment:

         a. a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         b. a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Committee if the period of such leave does not exceed 90 days (or such longer period as the Committee may approve, in its sole discretion); and

         c. a leave of absence in excess of 90 days, approved by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

         SECTION 7. Amendments and Termination.

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option theretofore granted, without the optionee's consent, and no amendment or alteration shall be made which would

                  (i) cause the Plan to no longer comply with Rule 16b-3,
         Section 422 of the Code or any other regulatory requirements;

                  (ii) materially increase the benefits accruing to participants under this plan;

                  (iii) materially increase the aggregate number of securities that may be issued under this Plan except pursuant to the second paragraph of Section 3 which permits adjustments in the number of shares of stock in certain events such as a stock split or dividend in a manner that is "appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan..."; or

                  (iv) materially modify the requirements as to eligibility for participation in this plan unless the amendment or alteration shall be subject to shareholder approval.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively and to the extent such amendment is consistent with the terms of this Plan, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan. However, the Committee may not reprice


                                      -9-
                                                                     Amendment A
options, either by lowering the exercise price of outstanding options or canceling outstanding options and granting replacement options with lower exercise prices, without shareholder approval.

         SECTION 8. Unfunded Status Of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         SECTION 9. General Provisions.

         a. The Committee may require each person purchasing shares of Stock pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         b. Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to be retained as an employee or Consultant of the Company or a Subsidiary or Parent Corporation, as the case may be, or a Non-Employee Director to be retained as a Director, nor shall it interfere in any way with the right of the Company, Parent Corporation or a Subsidiary to dismiss a participant in the Plan from employment or service at any time, with or without cause.

         c. Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for any federal tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company, Parent Corporation and a Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of


                                      -10-
                                                                     Amendment A
such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the minimum tax withholding requirements associated with the exercise of the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this
Section 9(c). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         d. The internal law, and not the law of conflicts, of the State of Minnesota, shall govern all questions concerning the validity, construction and effect of the Plan or any Stock Option, and any rules and regulations relating to the Plan or any Stock Option.


                                      -11-
                                                                     Amendment A

         SECTION 10. Effective Date of Plan.

         The Plan shall be effective on February 15, 2002 (the date of approval by the Board), subject to the approval by shareholders of the Company. If the Plan is not so approved by the shareholders on or before one year after this Plan's adoption by the Board, this Plan shall not come into effect. The offering of the shares of Stock hereunder also shall be subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with the offering or the issue or purchase of the shares covered thereby.

         SECTION 11. Term of Plan.

         Stock Options shall be granted under the Plan only during a 10-year period beginning on the effective date of the Plan, unless the Plan is terminated earlier pursuant to Section 7 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable option agreement, any Stock Option theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.


                                      -12-
                                                                     Amendment A